Exhibit 10.1

TEXAS ASSOCIATION OF REALTORS®

COMMERCIAL CONTRACT - IMPROVED PROPERTY

USE OF THIS FORM BY PERSONS WHO ARE NOT MEMBERS OF THE TEXAS ASSOCIATION OF REALTORS® IS NOT AUTHORIZED.

©Texas Association of REALTORS®, Inc. 2018

1.

PARTIES: Seller agrees to sell and convey to Buyer the Property described in Paragraph 2. Buyer agrees to buy the Property from Seller for the sales price stated in Paragraph 3. The parties to this contract are:

Seller:	NewQuest Office Park-Partnership 49, L.P.

Address:	8827 W. Sam Houston Pkwy N., Ste. 200, Houston, Texas 77040
Phone:	281-477-4377	E-mail:	KHatcher@newquest.com
Fax:		Other:

Buyer:	Allegiance Bank or its assignee

Address:	8847 W Sam Houston Parkway N, Suite 200, Houston, Texas 77040
Phone:	281-894-3251	E-mail:	ray.vitulli@allegiancebank.com
Fax:		Other:

2.	PROPERTY:
A.

"Property" means that real property situated in                          Harris                                    County, Texas at     8727 W. Sam Houston Parkway N., Houston, Texas 77040                                                     (address) and that is legally described on the attached Exhibit          A                                or as follows:

B.	Seller will sell and convey the Property together with:
(1)	all buildings, improvements, and fixtures;
(2)	all rights, privileges, and appurtenances pertaining to the Property, including Seller's right, title, and interest in any utilities, adjacent streets, alleys, strips, gores, and rights-of-way;
(3)	Seller's interest in all leases, rents, and security deposits for all or part of the Property;
(4)	Seller's interest in all licenses and permits related to the Property;
(5)	Seller's interest in all third party warranties or guaranties, if transferable, relating to the Property or any fixtures;
(6)	Seller's interest in any trade names, if transferable, used in connection with the Property; and
(7)	all Seller's tangible personal property located on the Property that is used in connection with the Property's operations except: .

Any personal property not included in the sale must be removed by Seller prior to closing.

(Describe any exceptions, reservations, or restrictions in Paragraph 12 or an addendum.)

(If mineral rights are to be reserved an appropriate addendum should be attached.)

(If the Property is a condominium, attach Commercial Contract Condominium Addendum (TAR-1930) or (TAR-1946).)

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Commercial Contract – Improved Property concerning    8727 W. Sam Houston Parkway N., Houston, Texas 77040

3.	SALES PRICE: At or before closing, Buyer will pay the following sales price for the Property:

A.	Cash portion payable by Buyer at closing	$3,500,000.00
B.	Sum of all financing described in Paragraph 4	$0.00
C.	Sales price (sum of 3A and 3B)	$3,500,000.00

4.	FINANCING: Buyer will finance the portion of the sales price under Paragraph 3B as follows:

☐       A.  Third Party Financing: One or more third party loans in the total amount of $                                         This contract:

           ☐  (1)  is not contingent upon Buyer obtaining third party financing.

           ☐  (2)  is contingent upon Buyer obtaining third party financing in accordance with the attached Commercial Contract Financing Addendum (TAR-1931).

☐       B.  Assumption: In accordance with the attached Commercial Contract Financing Addendum (TAR-1931), Buyer will assume the existing promissory note secured by the Property, which balance at closing will be $

☐       C.  Seller Financing: The delivery of a promissory note and deed of trust from Buyer to Seller under the terms of the attached Commercial Contract Financing Addendum (TAR-1931) in the amount of $

5.	EARNEST MONEY:
A.

Not later than 3 days after the effective date, Buyer must deposit $   10,000.00            as earnest money with Texas State Title, LLC                                                   (title company) at 8727 W. Sam Houston Parkway N., Houston, Texas 77040     (address) Cody Sobieski             (closer). If Buyer fails to timely deposit the earnest money, Seller may terminate this contract or exercise any of Seller's other remedies under Paragraph 15 by providing written notice to Buyer before Buyer deposits the earnest money.

B.	Buyer will deposit an additional amount of $ with the title company to be made part of the earnest money on or before:

☐     (i)             days after Buyer's right to terminate under Paragraph 7B expires; or

☐     (ii)

Buyer will be in default if Buyer fails to deposit the additional amount required by this Paragraph 5B within 3 days after Seller notifies Buyer that Buyer has not timely deposited the additional amount.

C.	Buyer may instruct the title company to deposit the earnest money in an interest-bearing account at a federally insured financial institution and to credit any interest to Buyer.
6.	TITLE POLICY, SURVEY, AND UCC SEARCH:
A	Title Policy:
(1)

Seller, at Seller's expense, will furnish Buyer an Owner's Policy of Title Insurance (the title policy) issued by any underwriter of the title company in the amount of the sales price, dated at or after closing, insuring Buyer against loss under the title policy, subject only to:

(a)	those title exceptions permitted by this contract or as may be approved by Buyer in writing; and
(b)	the standard printed exceptions contained in the promulgated form of title policy unless this contract provides otherwise.
(2)	The standard printed exception as to discrepancies, conflicts, or shortages in area and boundary lines, or any encroachments or protrusions, or any overlapping improvements:
☐	(a)will not be amended or deleted from the title policy.
☒	(b)will be amended to read "shortages in areas" at the expense of ☒ Buyer ☐ Seller.

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Commercial Contract – Improved Property concerning    8727 W. Sam Houston Parkway N., Houston, Texas 77040

(3)

Within     5       days after the effective date, Seller will furnish Buyer a commitment for title insurance (the commitment) including legible copies of recorded documents evidencing title exceptions. Seller authorizes the title company to deliver the commitment and related documents to Buyer at Buyer's address.

B.	Survey: Within 5 days after the effective date:
☐

(1)    Buyer will obtain a survey of the Property at Buyer's expense and deliver a copy of the survey to Seller. The survey must be made in accordance with the: (i) ALTA/NSPS Land Title Survey standards, or (ii) Texas Society of Professional Surveyors' standards for a Category 1A survey under the appropriate condition. Seller will reimburse Buyer                           (insert amount) of the cost of the survey at closing, if closing occurs.

☐

(2)    Seller, at Seller's expense, will furnish Buyer a survey of the Property dated after the effective date. The survey must be made in accordance with the: (i) ALTA/NSPS Land Title Survey standards, or (ii) Texas Society of Professional Surveyors' standards for a Category 1A survey under the appropriate condition.

☒

(3)    Seller will deliver to Buyer and the title company a true and correct copy of Seller's most recent survey of the Property along with an affidavit required by the title company for approval of the existing survey. If the existing survey is not acceptable to the title company, ☐ Seller ☒ Buyer (updating party), will, at the updating party's expense, obtain a new or updated survey acceptable to the title company and deliver the acceptable survey to the other party and the title company within 30 days after the title company notifies the parties that the existing survey is not acceptable to the title company. The closing date will be extended daily up to 30 days if necessary for the updating party to deliver an acceptable survey within the time required. The other party will reimburse the updating party     N/A                   (insert amount or percentage) of the cost of the new or updated survey at closing, if closing occurs.

C.	UCC Search:
☒

(1)  Within     10       days after the effective date, Seller, at Seller's expense, will furnish Buyer a Uniform Commercial Code (UCC) search prepared by a reporting service and dated after the effective date. The search must identify documents that are on file with the Texas Secretary of State  and the  county where the Property is located that relate to all personal property on the Property and show,  as debtor, Seller and all other owners of the personal property in the last 5 years.

☐	(2) Buyer does not require Seller to furnish a UCC search.
D.	Buyer's Objections to the Commitment, Survey, and UCC Search:
(1)

Within     20      days after Buyer receives the last of the commitment,  copies  of the  documents evidencing the title exceptions, any required survey, and any required UCC search, Buyer  may object to matters disclosed in the items if: (a) the matters disclosed are a restriction upon the Property or constitute a defect or encumbrance to title to the real or personal property described in Paragraph 2 other than those permitted by this contract or liens that Seller will satisfy at closing or Buyer will assume at closing; or (b) the items show that any part of the Property lies in a special  flood hazard area (an "A" or "V" zone as defined by FEMA). If the commitment or survey is revised or any new document evidencing a title exception is delivered, Buyer may object to any new matter revealed in such revision or new document. Buyer's objection must be made within the same number of days stated in this paragraph, beginning when the revision or new document is delivered to Buyer. If Paragraph 6B(1) applies, Buyer is deemed to receive the survey on the earlier of: (i) the date Buyer actually receives the survey; or (ii) the deadline specified in Paragraph 6B.

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Commercial Contract – Improved Property concerning    8727 W. Sam Houston Parkway N., Houston, Texas 77040

(2)

Seller may, but is not obligated to, cure Buyer's timely objections within 15 days after Seller receives the objections. The closing date will be extended as necessary to provide such time to cure the objections. If Seller fails to cure the objections by the time required, Buyer may terminate this contract by providing written notice to Seller within 5 days after the time by which Seller must cure the objections. If Buyer terminates, the earnest money, less any independent consideration under Paragraph 7B(1), will be refunded to Buyer.

(3)	Buyer's failure to timely object or terminate under this Paragraph 6D is a waiver of Buyer's right to object except that Buyer will not waive the requirements in Schedule C of the commitment.
7.	PROPERTY CONDITION:
A.	Present Condition: Buyer accepts the Property in its present condition except that Seller, at Seller's expense, will complete the following before closing: AS IS; WHERE IS .
B.	Feasibility Period: Buyer may terminate this contract for any reason within 45 days after the effective date (feasibility period) by providing Seller written notice of termination.
(1)	Independent Consideration. (Check only one box and insert amounts.)
☒

(a)  If Buyer terminates under this Paragraph 7B, the earnest money will be refunded to Buyer less $  100.00                                 that Seller will retain as independent consideration for Buyer's unrestricted right to terminate. Buyer has tendered the independent consideration to Seller upon payment of the amount specified in Paragraph 5A to the title company. The independent consideration is to be credited to the sales price only upon closing of the sale. If no dollar amount is stated in this Paragraph 7B(1) or if Buyer fails to deposit the earnest money, Buyer will not have the right to terminate under this Paragraph 7B.

☐

(b)  Not later than 3 days after the effective date, Buyer must pay Seller $                                            as independent consideration for Buyer's right to terminate by tendering such amount to Seller or Seller's agent. If Buyer terminates under this Paragraph 7B, the earnest money will be refunded to Buyer and Seller will retain the independent consideration. The independent consideration will be credited to the sales price only upon closing of the sale. If no dollar amount is stated in this Paragraph 7B(2) or if Buyer fails to pay the independent consideration, Buyer will not have the right to terminate under this Paragraph 7B.

(2)

Feasibility Period Extension: Prior to the expiration of the initial feasibility period, Buyer may extend the feasibility period for a single period of an additional     45             days by depositing additional earnest money in the amount of $ 5,000.00                           with the title company. If no dollar amount is stated in this Paragraph or if Buyer fails to timely deposit the additional earnest money, the extension of the feasibility period will not be effective.

C.	Inspections. Studies, or Assessments:
(1)

During the feasibility period, Buyer, at Buyer's expense, may complete or cause to be completed any and all inspections, studies, or assessments of the Property (including all improvements and fixtures) desired by Buyer.

(2)	Seller, at Seller's expense, will turn on all utilities necessary for Buyer to make inspections, studies, or assessments.
(3)	Buyer must:
(a)	employ only trained and qualified inspectors and assessors;
(b)	notify Seller, in advance, of when the inspectors or assessors will be on the Property;
(c)	abide by any reasonable entry rules or requirements of Seller;
(d)	not interfere with existing operations or occupants of the Property; and
(e)	restore the Property to its original condition if altered due to inspections, studies, or assessments that Buyer completes or causes to be completed.

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Commercial Contract – Improved Property concerning    8727 W. Sam Houston Parkway N., Houston, Texas 77040

(4)

Except for those matters that arise from the negligence of Seller or Seller's agents, Buyer is responsible for any claim, liability, encumbrance, cause of action, and expense resulting from Buyer's inspections, studies, or assessments, including any property damage or personal injury. Buyer will indemnify, hold harmless, and defend Seller and Seller's agents against any claim involving a matter for which Buyer is responsible under this paragraph. This paragraph survives termination of this contract.

D.	Property Information:
(1)	Delivery of Property Information: Within 10 days after the effective date, to the extent in Seller's possession, Seller will deliver to Buyer: (Check all that apply.)
☒ (a)	a current rent roll of all leases affecting the Property certified by Seller as true and correct;
☒ (b)	copies of all current leases, including any mineral leases, pertaining to the Property, including any modifications, supplements, or amendments to the leases;
☒ (c)	a current inventory of all personal property to be conveyed under this contract and copies of any leases for such personal property;
☒ (d)	copies of all notes and deeds of trust against the Property that Buyer will assume or that Seller will not pay in full on or before closing;
☒ (e)	copies of all current service, utility, maintenance, and management agreements relating to the ownership and operation of the Property;
☒ (f)	copies of current utility capacity letters from the Property's water and sewer service provider;
☒ (g)	copies of all current warranties and guaranties relating to all or part of the Property;
☒ (h)	copies of fire, hazard, liability, and other insurance policies that currently relate to the Property;
☒ (i)	copies of all leasing or commission agreements that currently relate to the tenants of all or part of the Property;
☒ (j)	a copy of the "as-built" plans and specifications and plat of the Property;
☒ (k)	copies of all invoices for utilities and repairs incurred by Seller for the Property in the 24 months immediately preceding the effective date;
☒ (l)	a copy of Seller's income and expense statement for the Property from to ;
☒ (m)	copies of all previous environmental assessments, geotechnical reports, studies, or analyses made on or relating to the Property;
☒ (n)	real and personal property tax statements for the Property for the previous 2 calendar years;
☒ (o)	Tenant reconciliation statements including, operating expenses, insurance and taxes for the Property from January 2016 to January 2018 ; and

☒  (p)

                                                                                                                       .

(2)	Return of Property Information: If this contract terminates for any reason, Buyer will, not later than 10 days after the termination date: (Check all that apply.)
☒ (a)	return to Seller all those items described in Paragraph 7D(1) that Seller delivered to Buyer in other than an electronic format and all copies that Buyer made of those items;
☒ (b)	delete or destroy all electronic versions of those items described in Paragraph 7D(1) that Seller delivered to Buyer or Buyer copied in any format; and
☒ (c)	deliver to Seller copies of all inspection and assessment reports related to the Property that Buyer completed or caused to be completed.

This Paragraph 7D(2) survives termination of this contract.

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Commercial Contract – Improved Property concerning    8727 W. Sam Houston Parkway N., Houston, Texas 77040

E.

Contracts Affecting Operations: Until closing, Seller: (1) will operate the Property in the same manner as on the effective date under reasonably prudent business standards; and (2) will not transfer or dispose of any part of the Property, any interest or right in the Property, or any of the personal property or other items described in Paragraph 2B or sold under this contract. After the feasibility period ends, Seller may not enter into, amend, or terminate any other contract that affects the operations of the Property without Buyer's written approval.

8.	LEASES:
A.

Each written lease Seller is to assign to Buyer under this contract must be in full force and effect according to its terms. Seller may not enter into any new lease, fail to comply with any existing lease, or make any amendment or modification to any existing lease without Buyer's written consent. Seller must disclose, in writing, if any of the following exist at the time Seller provides the leases to the Buyer or subsequently occur before closing:

(1)	any failure by Seller to comply with Seller's obligations under the leases;
(2)	any circumstances under any lease that entitle the tenant to terminate the lease or seek any offsets or damages;
(3)	any non-occupancy of the leased premises by a tenant;
(4)	any advance sums paid by a tenant under any lease;
(5)	any concessions, bonuses, free rents, rebates, brokerage commissions, or other matters that affect any lease; and
(6)	any amounts payable under the leases that have been assigned or encumbered, except as security for loan(s) assumed or taken subject to under this contract.
B.	Estoppel Certificates: See Addendum.
9.	BROKERS:

A.The brokers to this sale are:

Principal Broker:	None	Cooperating Broker:	None

Agent:	Agent:
Address	Address:

Phone & Fax:	Phone & Fax:
E-mail:	E-mail:
License No.:	License No.:

Principal Broker: (Check only one box)	Cooperating Broker represents Buyer.
☐ represents Seller only.
☐ represents Buyer only.
☐ is an intermediary between Seller and Buyer.

B.	Fees: (Check only (1) or (2) below.)

(Complete the Agreement Between Brokers on page 14 only if (1) is selected.)

☐

(1)  Seller will pay Principal Broker the fee specified by separate written commission agreement between Principal Broker and Seller. Principal Broker will pay Cooperating Broker the fee specified in the Agreement Between Brokers found below _the parties' signatures to this contract.

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Commercial Contract – Improved Property concerning    8727 W. Sam Houston Parkway N., Houston, Texas 77040

☐	(2) At the closing of this sale, Seller will pay:

Principal Broker a total cash fee of:	Cooperating Broker a total cash fee of:
☐ %of the sales price.	☐ %of the sales price.
☐ .	☐ .

The cash fees will be paid in                                                                            County, Texas. Seller authorizes the title company to pay the brokers from the Seller’s proceeds at closing.

NOTICE: Chapter 62, Texas Property Code, authorizes a broker to secure an earned commission with a lien against the Property.

C.	The parties may not amend this Paragraph 9 without the written consent of the brokers affected by the amendment.
10.	CLOSING:
A.	The date of the closing of the sale (closing date) will be on or before the later of:

(1)☒          45        days after the expiration of the feasibility period.

☐                                                       (specific date).

☐                                                                                                                                                                 .

(2)7 days after objections made under Paragraph 6D have been cured or waived.

B.	If either party fails to close by the closing date, the non-defaulting party may exercise the remedies in Paragraph 15.
C.

At closing, Seller will execute and deliver to Buyer, at Seller's expense, a ☐general ☒special warranty deed. The deed must include a vendor's lien if any part of the sales price is financed. The deed must convey good and indefeasible title to the Property and show no exceptions other than those permitted under Paragraph 6 or other provisions of this contract. Seller must convey the Property:

(1)	with no liens, assessments, or Uniform Commercial Code or other security interests against the Property which will not be satisfied out of the sales price, unless securing loans Buyer assumes;
(2)	without any assumed loans in default; and
(3)	with no persons in possession of any part of the Property as lessees, tenants at sufferance, or trespassers except tenants under the written leases assigned to Buyer under this contract.
D.	At closing, Seller, at Seller's expense, will also deliver to Buyer:
(1)	tax statements showing no delinquent taxes on the Property;
(2)	a bill of sale with warranties to title conveying title, free and clear of all liens, to any personal property defined as part of the Property in Paragraph 2 or sold under this contract;
(3)	an assignment of all leases to or on the Property;
(4)	to the extent that the following items are assignable, an assignment to Buyer of the following items as they relate to the Property or its operations:
(a)	licenses and permits;
(b)	service, utility, maintenance, management, and other contracts; and
(c)	warranties and guaranties;
(5)	a rent roll current on the day of the closing certified by Seller as true and correct;
(6)	evidence that the person executing this contract is legally capable and authorized to bind Seller;

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Commercial Contract – Improved Property concerning    8727 W. Sam Houston Parkway N., Houston, Texas 77040

(7)

an affidavit acceptable  to the title company  stating that Seller is not a foreign person or, if Seller is a foreign person, a written authorization for the title company to: (i) withhold from Seller's proceeds an amount sufficient to comply with applicable tax law; and (ii) deliver the amount to the Internal Revenue Service together with appropriate tax forms; and

(8)

any notices, statements, certificates, affidavits, releases, and other documents required by this contract, the commitment, or law necessary for the closing of the sale and the issuance of the title policy, all of which must be completed and executed by Seller as necessary.

E.	At closing, Buyer will:
(1)	pay the sales price in good funds acceptable to the title company;
(2)	deliver evidence that the person executing this contract is legally capable and authorized to bind Buyer;
(3)	sign and send to each tenant in the Property a written statement that:
(a)	acknowledges Buyer has received and is responsible for the tenant's security deposit; and
(b)	specifies the exact dollar amount of the security deposit;
(4)	sign an assumption of all leases then in effect; and
(5)	execute and deliver any notices, statements, certificates, or other documents required by this contract or law necessary to close the sale.
F.	Unless the parties agree otherwise, the closing documents will be prepared by Seller for Buyer's review.
11.

POSSESSION: Seller will deliver possession of the Property to Buyer  upon closing and funding of this sale in its present condition with any repairs Seller is obligated to complete under this contract,  ordinary wear and tear excepted. Any possession by Buyer before closing or by Seller after closing that is not authorized by a separate written lease agreement is a landlord-tenant at sufferance relationship between the parties.

12.

SPECIAL PROVISIONS: The following special provisions apply and will control in the event of a conflict with other provisions of this contract. (If special provisions are contained in an Addendum, identify the Addendum here and reference the Addendum in Paragraph 22D.)

See addendum attached hereto as Exhibit B

13.	SALES EXPENSES:
A.	Seller's Expenses: Seller will pay for the following at or before closing:
(1)	releases of existing liens, other than those liens assumed by Buyer, including prepayment penalties and recording fees;
(2)	release of Seller's loan liability, if applicable;
(3)	tax statements or certificates;
(4)	preparation of the deed and any bill of sale;
(5)	one-half of any escrow fee;
(6)	costs to record any documents to cure title objections that Seller must cure; and
(7)	other expenses that Seller will pay under other provisions of this contract.
B.	Buyer's Expenses: Buyer will pay for the following at or before closing:
(1)	all loan expenses and fees;
(2)	preparation fees of any deed of trust;
(3)	recording fees for the deed and any deed of trust;
(4)	premiums for flood and hazard insurance as may be required by Buyer's lender;
(5)	one-half of any escrow fee; and
(6)	other expenses that Buyer will pay under other provisions of this contract.

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Commercial Contract – Improved Property concerning    8727 W. Sam Houston Parkway N., Houston, Texas 77040

14.	PRORATIONS:
A.	Prorations:
(1)	Interest on any assumed loan, taxes, rents, and any expense reimbursements from tenants will be prorated through the closing date.
(2)

If the amount of ad valorem taxes for the year in which the sale closes is  not  available  on the closing date, taxes will be prorated on the basis of taxes assessed in the previous year. If the taxes for the year in which the sale closes vary from the amount prorated at closing, the parties will adjust the prorations when the tax statements for the year in which the sale closes become available. This Paragraph 14A(2) survives closing.

(3)

If Buyer assumes a loan or is taking the Property subject to an existing lien, Seller will transfer all reserve deposits held by the lender for the payment of taxes, insurance premiums, and  other charges to Buyer at closing and Buyer will reimburse such amounts to Seller by an appropriate adjustment at closing.

B.

Rollback Taxes: If Seller's use or change in use of the Property before closing results  in  the  assessment of additional taxes, penalties, or interest (assessments) for periods before closing, the assessments will be the obligation of Seller. If this sale or Buyer's use of the Property after  closing results in additional assessments for periods before closing, the assessments will be the obligation of Buyer. This Paragraph 14B survives closing.

C.

Rent and Security Deposits: At closing, Seller will tender to Buyer all security deposits and the following advance payments received by Seller for periods after closing: prepaid expenses, advance rental payments, and other advance payments paid by tenants. Rents prorated to one party but received by  the other party will be remitted by the recipient to the party to whom it was prorated within 5 days after the rent is received. This Paragraph 14C survives closing.

15.	DEFAULT:
A.

If Buyer fails to comply with this contract, Buyer is in default and Seller, as Seller's sole remedy(ies), may terminate this contract and receive the earnest money, as liquidated damages for Buyer's failure except for any damages resulting from Buyer's inspections, studies or assessments in accordance with Paragraph 7C(4) which Seller may pursue, or

(Check if applicable)

☐	enforce specific performance, or seek such other relief as may be provided by law.
B.	If, without fault, Seller is unable within the time allowed to deliver the estoppel certificates, survey or the commitment, Buyer may:
(1)	terminate this contract and receive the earnest money, less any independent consideration under Paragraph 7B(1), as liquidated damages and as Buyer's sole remedy; or
(2)	extend the time for performance up to 15 days and the closing will be extended as necessary.
C.	Except as provided in Paragraph 15B, if Seller fails to comply with this contract, Seller is in default and Buyer may:
(1)	terminate this contract and receive the earnest money, less any independent consideration under Paragraph 7B(1), as liquidated damages and as Buyer's sole remedy; or
(2)	enforce specific performance, or seek such other relief as may be provided by law, or both.
16.	CASUALTY LOSS AND CONDEMNATION:
A.

If any part of the Property is damaged or destroyed by fire or other casualty after the effective date, Seller must restore the Property to its previous condition as soon as reasonably possible and not later than the closing date. If, without fault, Seller is unable to do so, Buyer may:

(1)	terminate this contract and the earnest money, less any independent consideration under Paragraph 7B(1), will be refunded to Buyer;
(2)	extend the time for performance up to 15 days and closing will be extended as necessary; or

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Commercial Contract – Improved Property concerning    8727 W. Sam Houston Parkway N., Houston, Texas 77040

(3)

accept at closing: (i) the Property in its damaged condition; (ii) an assignment of any insurance proceeds Seller is entitled to receive along with the insurer's consent to the assignment; and (iii) a credit to the sales price in the amount of any unpaid deductible under the policy for the loss.

B.	If before closing, condemnation proceedings are commenced against any part of the Property, Buyer may:
(1)

terminate this contract by providing written notice to Seller within 15 days after Buyer is advised of the condemnation proceedings and the earnest money, less any independent consideration under Paragraph 7B(1), will be refunded to Buyer; or

(2)

appear and defend the condemnation proceedings and any award will, at Buyer's election,  belong to: (a) Seller and the sales price will be reduced by the same amount; or (b) Buyer and the sales price will not be reduced.

17.

ATTORNEY'S FEES: If Buyer, Seller, any broker, or the title company is a prevailing party in any legal proceeding brought under or with relation to this contract or this transaction, such party is entitled to recover from the non-prevailing parties all costs of such proceeding and reasonable attorney's fees. This Paragraph 17 survives termination of this contract.

18.	ESCROW:
A.

At closing, the earnest money will be applied first to any cash down payment, then to Buyer's closing costs, and any excess will be refunded to Buyer. If no closing occurs, the title company may require payment of unpaid expenses incurred on behalf of the parties and a written  release  of liability  of the title company from all parties.

B.

If one party makes written demand for the earnest money, the title company will give notice of the demand by providing to the other party a copy of the demand. If the title company does not receive written objection to  the demand from the other party  within 15 days after  the date the title company  sent the demand to the other party, the title company may disburse the earnest money to the party making demand, reduced by the amount of unpaid expenses incurred  on behalf of the party receiving the earnest money and the title company may pay the same to the creditors.

C.	The title company will deduct any independent consideration under Paragraph 7B(1) before disbursing any earnest money to Buyer and will pay the independent consideration to Seller.
D.	If the title company complies with this Paragraph 18, each party hereby releases the title company from all claims related to the disbursal of the earnest money.
E.	Notices under this Paragraph 18 must be sent by certified mail, return receipt requested. Notices to the title company are effective upon receipt by the title company.
F.

Any party who wrongfully fails or refuses to sign a release acceptable to the title company within 7 days after receipt of the request will be liable to the other party for: (i) damages; (ii) the earnest money; (iii) reasonable attorney's fees; and (iv) all costs of suit.

G.

☐ Seller ☐ Buyer intend(s) to complete this transaction as a part of an exchange of like-kind properties in accordance with Section 1031 of the Internal Revenue Code, as amended. All  expenses  in connection with the contemplated exchange will be paid by the exchanging party. The other  party  will not incur any expense or liability with respect to the exchange.  The parties agree to cooperate fully and in good faith to arrange and consummate the exchange so as to comply to  the maximum  extent  feasible with the provisions of Section 1031 of the Internal Revenue Code. The other provisions of this contract will not be affected in the event the contemplated exchange fails to occur.

(TAR-1801) 4-1-18	Page 10 of 14

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Commercial Contract – Improved Property concerning    8727 W. Sam Houston Parkway N., Houston, Texas 77040

19.	MATERIAL FACTS: To the best of Seller's knowledge and belief: (Check only one box.)

☐         A.        Seller is not aware of any material defects to the Property except as stated in the attached Commercial Property Condition Statement (TAR-1408).

☒         B.        Except as otherwise provided in this contract, Seller is not aware of:

(1)	any subsurface: structures, pits, waste, springs;•or improvements;
(2)	any pending or threatened litigation, condemnation, or assessment affecting the Property;
(3)	any environmental hazards or conditions that materially affect the Property;
(4)	whether the Property is or has been used for the storage or disposal of hazardous materials or toxic waste, a dump site or landfill, or any underground tanks or containers;
(5)

whether radon, asbestos containing materials, urea-formaldehyde foam insulation, lead-based paint, toxic mold (to the extent that it adversely affects the health of ordinary occupants), or other pollutants or contaminants of any nature now exist or ever existed on the Property;

(6)	any wetlands, as defined by federal or state law or regulation, on the Property;
(7)	any threatened or endangered species or their habitat on the Property;
(8)	any present or past infestation of wood-destroying insects in the Property's improvements;
(9)	any contemplated material changes to the Property or surrounding area that would materially and detrimentally affect the ordinary use of the Property;
(10)	any material physical defects in the improvements on the Property; or
(11)	any condition on the Property that violates any law or ordinance.

(Describe any exceptions to (1)-(11) in Paragraph 12 or an addendum.)

20.

NOTICES: All notices between the parties under this contract must be in writing and are effective when hand-delivered, mailed by certified mail return receipt requested, or sent by facsimile transmission to the parties addresses or facsimile numbers stated in Paragraph 1. The parties will send copies of any notices to the broker representing the party to whom the notices are sent.

☒         A.        Seller also consents to receive any notices by e-mail at Seller's e-mail address stated in Paragraph 1.

☒         B.        Buyer  also consents  to receive  any notices  by e-mail at Buyer's  e-mail address  stated in Paragraph  1.

21.

DISPUTE RESOLUTION: The parties agree to negotiate in good faith in an effort to resolve any dispute related to this contract that may arise. If the dispute cannot be resolved by negotiation, the parties will submit the dispute to mediation before resorting to arbitration or litigation and will equally share the costs of a mutually acceptable mediator. This paragraph survives termination of this contract. This paragraph does not preclude a party from seeking equitable relief from a court of competent jurisdiction.

22.	AGREEMENT OF THE PARTIES:
A.

This contract is binding on the parties, their heirs, executors, representatives, successors, and permitted assigns. This contract is to be construed in accordance with the laws of the State of Texas. If any term or condition of this contract shall be held to be invalid or unenforceable, the remainder of this contract shall not be affected thereby.

B.	This contract contains the entire agreement of the parties and may not be changed except in writing.
C.	If this contract is executed in a number of identical counterparts, each counterpart is an original and all counterparts, collectively, constitute one agreement.
D.	Addenda which are part of this contract are: (Check all that apply.)
☒	(1) Property Description Exhibit identified in Paragraph 2;
☐	(2) Commercial Contract Condominium Addendum (TAR-1930) or (TAR-1946);

(TAR-1801) 4-1-18	Page 11 of 14

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Commercial Contract – Improved Property concerning    8727 W. Sam Houston Parkway N., Houston, Texas 77040

☐	(3) Commercial Contract Financing Addendum (TAR-1931);
☐	(4) Commercial Property Condition Statement (TAR-1408);
☐	(5) Commercial Contract Addendum for Special Provisions (TAR-1940);
☐	(6) Addendum for Seller's Disclosure of Information on Lead-Based Paint and Lead-Based Paint Hazards (TAR-1906);
☐	(7) Notice to Purchaser of Real Property in a Water District (MUD);
☐	(8) Addendum for Coastal Area Property (TAR-1915);
☐	(9) Addendum for Property Located Seaward of the Gulf Intracoastal Waterway (TAR-1916);
☐	(10) Information About Brokerage Services (TAR-2501); and
☐	(11) Information About Mineral Clauses in Contract Forms (TAR-2509); and
☒	(12) Special provisions attached hereto as Exhibit B .

(Note: Counsel for the Texas Association of REALTORS® (TAR) has determined that any of the foregoing addenda which are promulgated by the Texas Real Estate Commission (TREC) or published by TAR are appropriate for use with this form.)

E.

Buyer ☒ may ☐ may not assign this contract to an affiliate. If Buyer assigns this contract, Buyer will be relieved of any future liability under this contract only if the assignee assumes, in writing, all of Buyer's obligations under this contract.

23.

TIME: Time is of the essence in this contract. The parties require strict compliance with the times for performance. If the last day to perform under a provision of this contract falls on a Saturday, Sunday,  or legal holiday, the time for performance is extended until the end of the next day which is not a Saturday, Sunday, or legal holiday.

24.	EFFECTIVE DATE: The effective date of this contract for the purpose of performance of all obligations is the date the title company receipts this contract after all parties execute this contract.
25.	ADDITIONAL NOTICES:
A.	Buyer should have an abstract covering the Property examined by an attorney of Buyer's selection, or Buyer should be furnished with or obtain a title policy.
B.

If the Property is situated in a utility or other statutorily created district providing water, sewer, drainage, or flood control facilities and services, Chapter 49, Texas Water Code, requires Seller to deliver and Buyer to sign the statutory notice relating to the tax rate, bonded indebtedness, or standby fees of the district before final execution of this contract.

C.

Notice Required by §13.257, Water Code: “The real property, described below, that you are about to purchase may be located in a certificated water or sewer service area, which is authorized by law to provide water or sewer service to the properties in the certificated area. If your property is located in a certificated area there may be special costs or charges that you will be required to pay before you can receive water or sewer service. There may be a period required to construct lines or other facilities necessary to provide water or sewer service to your property. You are advised to determine if the property is in a certificated area and contact the utility service provider  to determine the cost that you  will be required to pay and the period, if any, that is required to provide water or sewer service to your property. The undersigned purchaser hereby acknowledges receipt of the foregoing notice at or before the execution of a binding contract for the purchase of the real property described in the notice or at closing of purchase of the real property.” The real property is described in Paragraph 2 of this contract.

D.

If the Property adjoins or shares a common boundary  with the tidally influenced  submerged lands of  the state, §33.135, Texas Natural Resources  Code, requires  a notice regarding  coastal area property to be included as part of this contract (the Addendum for Coastal Area Property (TAR-1915) may be used).

(TAR-1801) 4-1-18	Page 12 of 14

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Commercial Contract – Improved Property concerning    8727 W. Sam Houston Parkway N., Houston, Texas 77040

E.

If the Property is located seaward of the Gulf Intracoastal Waterway,  §61.025,  Texas  Natural Resources Code, requires a notice regarding the seaward location of the Property to be included  as  part of this contract (the Addendum for Property Located Seaward of the Gulf Intracoastal Waterway (TAR-1916) may be used).

F.

If the Property is located outside the limits of a municipality, the Property  may now or later  be included in the extra-territorial jurisdiction (ETJ) of a municipality and may  now or later be subject to annexation by the municipality. Each municipality maintains a map that depicts its boundaries and ETJ. To  determine if the Property is located within a municipality's ETJ, Buyer should contact all municipalities located in the general proximity of the Property for further information.

G.

If apartments or other residential units are on the Property and the units were built before 1978, federal law requires a lead-based paint and hazard disclosure statement to be made part of this contract (the Addendum for Seller's Disclosure of Information on Lead-Based Paint and Lead-Based Paint Hazards (TAR-1906) may be used).

H.

Section 1958.154, Occupations Code requires Seller to provide Buyer a copy of any mold remediation certificate issued for the Property during the 5 years preceding the date the Seller sells the Property.

I.

Brokers are not qualified to perform property inspections, surveys, engineering studies, environmental assessments, or inspections to determine compliance with zoning, governmental regulations, or laws. Buyer should seek experts to perform such services. Buyer should review local building codes, ordinances and other applicable laws to determine their effect on the Property. Selection of experts, inspectors, and repairmen is the responsibility of Buyer  and not the brokers.  Brokers are not qualified to determine the credit worthiness of the parties.

J.

NOTICE OF WATER LEVEL FLUCTUATIONS: If the Property adjoins an impoundment of water, including a reservoir or lake, constructed and maintained under Chapter 11, Water Code, that has a storage capacity of at least 5,000 acre-feet at the impoundment's normal operating level, Seller hereby notifies Buyer: "The water level of the impoundment of water adjoining the Property  fluctuates  for various reasons, including as a result of: (1) an entity lawfully exercising its right to use the water stored in the impoundment; or (2) drought or flood conditions."

K.

LICENSE HOLDER DISCLOSURE: Texas law requires a real estate license holder who is a party to  a  transaction  or  acting  on  behalf  of  a  spouse,  parent,  child,  business   entity  in  which the license  holder  owns  more  than  10%,  or  a  trust  for  which  the  license  holder  acts  as  a  trustee or of which the license holder or  the  license  holder's  spouse,  parent  or  child  is  a  beneficiary, to notify the other party in writing before entering into a contract of sale. Disclose if applicable:                                                                                                                                                                   .

26.

CONTRACT AS OFFER: The execution of this contract by the first party constitutes an offer to buy or sell the Property. Unless the other party accepts the offer by 5:00 p.m., in the time zone in which the Property is located, on                                       ,the offer will lapse and become null and void.

READ THIS CONTRACT CAREFULLY. The brokers and agents make no representation or recommendation as to the legal sufficiency, legal effect, or tax consequences of this document or transaction. CONSULT your attorney BEFORE signing.

Seller:	NewQuest Office Park-Partenership 49, L.P.	Buyer:	Allegiance Bank

By: NewQuest Office Park-Partnership 49 Genpar,LLC
its General Parter
By:			By:
	By (signature):			By (signature):	/s/ Ray Vitulli
	Printed Name:			Printed Name:	Ray Vitulli
	Title:	Manager	Title:		President and COO

By:			By:
	By (signature):	/s/ Steven D. Alvis		By (signature):
	Printed Name:	Steven D. Alvis		Printed Name:
	Title:	MANAGER	Title:

(TAR-1801) 4-1-18	Page 13 of 14

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Commercial Contract – Improved Property concerning    8727 W. Sam Houston Parkway N., Houston, Texas 77040

AGREEMENT BETWEEN BROKERS

(use only if Paragraph 9B(1) is effective)

Principal Broker agrees to pay                                                                                                                     (Cooperating  Broker) a fee when the Principal Broker's fee is received. The fee to be paid to Cooperating Broker will be:

☐     $                                            , or

☐                           % of the sales price, or

☐                           % of the Principal Broker's fee.

The title company is authorized and directed to pay Cooperating Broker from Principal Broker's fee at closing. This Agreement Between Brokers supersedes any prior offers and agreements for compensation between brokers.

Principal Broker:	Cooperating Broker:

By:	By:

ATTORNEYS
Seller’s attorney:	Leona Hammill	Buyer’s attorney:	Jim Hamilton / Jim Lombardi
	c/o NewQuest Properties		Ross, Banks, May, Cron & Cavin, P.C.
Address:	8827 W sam Houston Parkway N # 200	Address:	7700 San Felipe, Suite 550
	Houston, TX 77040		Houston, TX 77063
Phone & Fax:	281-477-4368	Phone & Fax:	713-626-1200 Ext 4143

E-mail:	lhammill@newquest.com	E-mail:	jhamilton@rossbanks.com & jlombardi@rossbanks.com
Seller's attorney requests copies of documents, notices, and other information: ☒ the title company sends to Seller. ☒ Buyer sends to Seller.		Buyer's attorney requests copies of documents, notices, and other information: ☒ the title company sends to Buyer. ☒ Seller sends to Buyer.

ESCROW RECEIPT The title company acknowledges receipt of: ☐ A. the contract on this day (effective date); ☐ B. earnest money in the amount of $ 10,000,00 in the form of on .
Title company:	Texas State Title, LLC	Address:	8827 W Sam Houston Parkway N # 100
Houston, TX 77040
By:	/s/ Cody Sobieski	Phone & Fax:	281-640-7660

Assigned file number (GF#):		E-mail:	csobieski@texasstatetitle.com

(TAR-1801) 4-1-18	Page 14 of 14

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EXHIBIT “A”

8727 W. Sam Houston Pkwy N.

Being all of Restricted Reserve "B", in Block 2, of New Quest, a subdivision in Harris County, Texas, according to the map or plat thereof recorded under Film Code No. 529124, of the Map Records of Harris County, Texas.

11/2/2015

Information About Brokerage Services
Texas law requires all real estate licensees to give the following information about brokerage services to prospective buyers, tenants, sellers and landlords.

TYPES OF REAL ESTATE LICENSE HOLDERS:

•	A BROKER is responsible for all brokerage activities, including acts performed by sales agents sponsored by the broker.
•	A SALES AGENT must be sponsored by a broker and works with clients on behalf of the broker.

A BROKER'S MINIMUM DUTIES REQUIRED BY LAW (A client is the person or party that the broker represents):

•	Put the interests of the client above all others, including the broker's own interests;
•	Inform the client of any material information about the property or transaction received by the broker;
•	Answer the client's questions and present any offer to or counter-offer from the client; and
•	Treat all parties to a real estate transaction honestly and fairly.

A LICENSE HOLDER CAN REPRESENT A PARTY IN A REAL ESTATE TRANSACTION:

AS AGENT FOR OWNER (SELLER/LANDLORD): The broker becomes the property owner's agent through an agreement with the owner, usually in a written listing to sell or property management agreement. An owner's agent must perform the broker's minimum duties above and must inform the owner of any material information about the property or transaction known by the agent, including information disclosed to the agent or subagent by the buyer or buyer's agent.

AS AGENT FOR BUYER/TENANT: The broker becomes the buyer/tenant's agent by agreeing to represent the buyer, usually through a written representation agreement. A buyer's agent must perform the broker's minimum duties above and must inform the buyer of any material information about the property or transaction known by the agent, including information disclosed to the agent by the seller or seller's agent.

AS AGENT FOR BOTH - INTERMEDIARY: To act as an intermediary between  the  parties  the  broker  must  first  obtain  the  written agreement of each party to the transaction. The written agreement must state  who  will  pay  the  broker  and,  in  conspicuous  bold  or underlined print, set forth the broker's obligations as an intermediary. A broker who acts as an intermediary:

•	Must treat all parties to the transaction impartially and fairly;
•

May,  with  the  parties'  written  consent,  appoint  a  different  license  holder  associated  with  the  broker  to  each  party  (owner and buyer) to communicate with, provide opinions and advice to, and carry out the instructions of each party to the transaction.

•	Must not, unless specifically authorized in writing to do so by the party, disclose:
o	that the owner will accept a price less than the written asking price;
o	that the buyer/tenant will pay a price greater than the price submitted in a written offer; and
o	any coincidental information or any other information that a party specifically instructs the broker in writing not to disclose, unless required to do so by law.

AS SUBAGENT: A license holder acts as a subagent when  aiding  a buyer in a  transaction  without an agreement  to  represent  the  buyer. A subagent can assist the buyer but does not represent the buyer and must place the interests of the owner first.

TO AVOID DISPUTES, ALL AGREEMENTS BETWEEN YOU AND A BROKER SHOULD BE IN WRITING AND CLEARLY ESTABLISH:

•	The broker's duties and responsibilities to you, and your obligations under the representation agreement.
•	Who will pay the broker for services provided to you, when payment will be made and how the payment will be calculated.

IABS 1-0Date
NewQuest Properties 8827 W. Sam Houston Pkwy. Houston, TX 77040	Phone: 281.477.4300	Fax: 281.477.4399	IABS
Ori Fitzgerald	Produced with zipForm® by ziplogix 18070 Fifteen Mile Road, Fraser, Michigan 48026 www.zipLoqix com

LICENSE HOLDER CONTACT INFORMATION: This notice is being provided for information purposes. It does not create an obligation for you to use the broker's services. Please acknowledge receipt of this notice below and retain a copy for your records.

Home Asset, Inc., dba NewQuest Properties	420076	-	(281)477-4300
Licensed Broker /Broker Firm Name or Primary Assumed Business Name	License No.	Email	Phone
H. Dean Lane, Jr.	366134	dlane@newquest.com	(281)477-4300
Designated Broker of Firm	License No.	Email	Phone
H. Dean Lane, Jr.	366134	dlane@newquest.com	(281)477-4300
Licensed Supervisor of Sales Agent/ Associate	License No.	Email	Phone
Sales Agent/Associate's Name	License No.	Email	Phone

Buyer/Tenant/Seller/Landlord Initials		Date

Regulated by the Texas Real Estate Commission		Information available at www.trec.texas.gov

IABS 1-0Date
NewQuest Properties 8827 W. Sam Houston Pkwy. Houston, TX 77040	Phone: 281.477.4300	Fax: 281.477.4399	IABS
Ori Fitzgerald	Produced with zipForm® by ziplogix 18070 Fifteen Mile Road, Fraser, Michigan 48026 www.zipLoqix com

ADDENDUM TO

COMMERCIAL CONTRACT – IMPROVED PROPERTY

EXECUTED BY AND BETWEEN

NEWQUEST OFFICE PARK-PARTNERSHIP 49, L.P. (“SELLER”)

AND

ALLEGIANCE BANK (“BUYER”)

NOTWITHSTANDING, anything to the contrary contained in the above-referenced Commercial Contract – Improved Property (attached hereto, the “Contract”), Buyer and Seller hereby agree as follows:

1.	AS IS, WHERE IS. Paragraph 7(A) to the Contract is deleted in its entirety and replaced with the following:

BUYER ACKNOWLEDGES THAT THE PROPERTY INFORMATION DELIVERED OR TO BE DELIVERED BY SELLER OR ITS AGENTS OR CONSULTANTS TO BUYER IS BEING MADE AVAILABLE SOLELY AS AN ACCOMMODATION TO BUYER AND MAY NOT BE RELIED UPON BY BUYER IN CONNECTION WITH THE PURCHASE OF THE PROPERTY. BUYER AGREES THAT SELLER SHALL HAVE NO LIABILITY OR OBLIGATION WHATSOEVER FOR ANY INACCURACY IN OR OMISSION FROM ANY REPORT. BUYER HAS CONDUCTED, OR WILL CONDUCT PRIOR TO THE EXPIRATION OF THE FEASIBILITY PERIOD, ITS OWN INVESTIGATION OF THE PHYSICAL CONDITION OF THE PROPERTY TO THE EXTENT BUYER DEEMS SUCH AN INVESTIGATION TO BE NECESSARY OR APPROPRIATE.

EXCEPT AS EXPRESSLY SET FORTH IN THE CONTRACT AND IN THE CLOSING DOCUMENTS TO BE EXECUTED IN CONNECTION HEREWITH (THE “CLOSING DOCUMENTS”), IT IS UNDERSTOOD AND AGREED THAT SELLER IS NOT MAKING AND HAS NOT AT ANY TIME MADE ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, WITH RESPECT TO THE SUBJECT PROPERTY, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OR REPRESENTATIONS AS HABITABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

BUYER ACKNOWLEDGES AND AGREES THAT UPON CLOSING SELLER SHALL SELL AND CONVEY TO BUYER AND BUYER SHALL ACCEPT THE SUBJECT PROPERTY “AS IS, WHERE IS, WITH ALL FAULTS”, EXCEPT  TO THE EXTENT EXPRESSLY PROVIDED OTHERWISE IN THE CONTRACT AND IN THE CLOSING DOCUMENTS. BUYER HAS NOT RELIED AND WILL NOT RELY ON, AND SELLER IS NOT LIABLE FOR OR BOUND BY, ANY EXPRESS OR IMPLIED WARRANTIES, GUARANTIES, STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE SUBJECT PROPERTY OR RELATING THERETO (INCLUDING SPECIFICALLY, WITHOUT LIMITATION, OFFERING PACKAGES DISTRIBUTED WITH RESPECT TO THE SUBJECT PROPERTY) MADE OR FURNISHED BY SELLER, OR ANY REAL ESTATE BROKER OR AGENT REPRESENTING OR PURPORTING TO REPRESENT SELLER, TO WHOMEVER MADE OR GIVEN, DIRECTLY OR INDIRECTLY, ORALLY OR IN  WRITING,  UNLESS  SPECIFICALLY  SET FORTH IN THE CONTRACT AND IN THE CLOSING DOCUMENTS. BUYER ALSO ACKNOWLEDGES THAT THE PURCHASE PRICE REFLECTS  AND TAKES INTO ACCOUNT THAT THE SUBJECT PROPERTY IS BEING SOLD “ASIS.”

ADDENDUM to Commercial Contract-Improved Property

BUYER REPRESENTS TO SELLER THAT BUYER HAS CONDUCTED, OR WILL CONDUCT PRIOR TO CLOSING, SUCH INVESTIGATIONS AND WILL RELY SOLELY UPON BUYER'S INVESTIGATIONS OF THE SUBJECT PROPERTY, INCLUDING BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AS BUYER DEEMS NECESSARY OR DESIRABLE TO SATISFY ITSELF AS TO THE CONDITION OF THE SUBJECT PROPERTY AND THE EXISTENCE OR NONEXISTENCE OR CURATIVE ACTION TO BE TAKEN WITH RESPECT TO ANY HAZARDOUS OR TOXIC SUBSTANCES ON OR DISCHARGED FROM THE SUBJECT PROPERTY, AND WILL RELY SOLELY UPON SAME AND NOT UPON ANY INFORMATION PROVIDED BY OR ON BEHALF OF SELLER OR ITS AGENTS OR EMPLOYEES WITH RESPECT THERETO, OTHER THAN SUCH REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER AS ARE EXPRESSLY SET FORTH IN THE CONTRACT AND IN THE CLOSING DOCUMENTS. UPON CLOSING, BUYER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING BUT NOT LIMITED TO, ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY BUYER'S INVESTIGATIONS, AND BUYER, UPON  CLOSING, SHALL BE DEEMED TO HAVE WAIVED, RELINQUISHED AND RELEASED SELLER (AND SELLER'S PARTNERS OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS) FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT), LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, WHICH BUYER MIGHT HAVE ASSERTED OR ALLEGED AGAINST SELLER (AND SELLER'S PARTNERS, OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS) AT ANY TIME BY REASON OF OR ARISING OUT OF ANY LATENT OR PATENT PHYSICAL CONDITIONS, VIOLATIONS OF ANY APPLICABLE LAWS AND ANY AND ALL OTHER ACTS, OMISSIONS, EVENTS, CIRCUMSTANCES OR MATTERS REGARDING THE SUBJECT PROPERTY, OTHER THAN A BREACH OF SELLER'S WARRANTIES, REPRESENTATIONS AND COVENANTS CONTAINED IN THE CONTRACT AND IN THE CLOSING DOCUMENTS.

2.	Estoppel Certificates. Paragraph 8(B) of the Contract is deleted in its entirety and replaced with the following:

Prior to the closing, Seller will deliver to Buyer estoppel certificates signed no earlier than the effective date, by each tenant that leases space in the Property. The estoppel certificates may be in the form attached to the applicable lease or a form reasonably acceptable to Buyer. If despite Seller's diligent efforts to obtain the tenant estoppels, Seller is unable to obtain all of the requested estoppels, then in lieu of the tenant estoppels, Seller may provide a Seller estoppel, which Seller estoppel shall be null and void upon receipt of the applicable tenant estoppel.

3.	Brokers: The following provision is added as Paragraph 9(D) to the Contract:

Seller and Buyer each hereby represent and warrant to the other that it has not engaged the services of any agent, broker or other similar party in connection with this transaction. Each party agrees to indemnify and hold the other harmless from and against any and all claims, demands or the cost and expense thereof, including reasonable attorneys' fees, arising out of any brokerage commission, fee or other compensation due or alleged to be due any other agent, broker, or other similar party claiming by, through, or under the indemnifying party in connection with this Contract based upon an agreement alleged to have been made or other action alleged to have been made or other action alleged to have been taken by the indemnifying party.

ADDENDUM to Commercial Contract-Improved Property

SELLER HAS DISCLOSED, AND BUYER HEREBY ACKNOWLEDGES, THAT ONE OR ALL OF THE PRINCIPALS OF HOME ASSET, INC. D/B/A NEWQUEST PROPERTIES ARE LICENSED REAL ESTATE BROKERS OR SALES AGENTS WHO MAY OWN AN OWNERSHIP INTEREST IN SELLER.

This Section shall survive the Closing.

4.Mineral Estate. Conveyance of the Property from Seller to Buyer shall not include, and the deed delivered at closing shall reserve to Seller, Seller's interest, if any, in the mineral estate, including without limitation, all oil, gas, lignite, coal and other hydrocarbon substances and minerals located in, on or under, or that may be produced from the Property. The provisions of this Paragraph 4 shall survive Closing.

5.Tax Parcels. As of the Effective Date, the Property may or may not be a separately assessed tax parcel. Following closing, Seller shall cooperate with Buyer to request that the Property be separately assessed by the applicable taxing authorities.

6.Existing Restrictive Covenant, Easement and Right-of-Way Documents.  The Property may be subject to existing restrictive covenant, easement and right-of-way documents that have been recorded in the public records of the county in which the Property is located, and which may authorize the levying of certain annual and special assessments.

7.Restrictions, Maintenance and Review Standards, and Easements.  The Property will be subject to certain restrictions and prohibited uses, including but not limited to, architectural approval by the Seller regarding site plans, exterior renovations, and landscaping, and certain maintenance standards. The Property will also be subject to and benefitted by certain easements, which may include, but are not limited to, detention, utilities, trash and recycling locations, vehicular and pedestrian ingress and egress (but not parking). Along with Seller's remaining adjacent property, the Property shall be restricted to general office use. The Property will have available parking equivalent to the City of Houston parking requirements. There will be no cross parking between the Property and the Seller's remaining adjacent property, except for the  existing two leases that generally reference access to unreserved spaces in the "NewQuest Office Park," so long as their leases remain in effect, however, Seller agrees, to the extent Seller has the right to approve an extension or renewal, not to extend or renew a lease to include rights to park on Buyer's tract beyond the existing term.

Prior to closing, Seller and Buyer shall mutually agree upon a document or series of documents in recordable format that defines all of the restrictions, maintenance and review standards, and easements.

ADDENDUM to Commercial Contract-Improved Property

8.Seller's Right of First Refusal. At Closing, Buyer shall grant to Seller a right of first refusal in accordance with the following provisions. If at any time Buyer receives a bona fide offer to purchase all or any portion of the Property (as a standalone sale and not as part of the purchase of multiple properties in a portfolio, or as part of a sale and lease back transaction to an affiliate of Buyer), which offer Buyer intends to accept (herein, the “Offer”), Buyer shall not sell all or any portion of the Property without first offering same to Seller on the terms  and  conditions set forth in the Offer. Prior to accepting such Offer, Buyer shall deliver to Seller a written summary thereof, which summary shall set forth the principal terms and conditions of the proposed sale and the name of the proposed buyer, together with a true and correct copy of the Offer, which offer must be a written contract of sale executed by a buyer who is ready, willing and able to perform. Seller shall have ten (10) days after actual receipt by Seller of such written notice within which to give Buyer written notice that Seller desires to exercise its right to purchase the Property (or portion thereof which is the subject matter of such Offer) on the same terms and conditions as set forth in such Offer or to refuse such right. If Seller gives notice of its exercise of the right to purchase, the parties shall be deemed to have entered into a binding contract for the purchase and sale of such interest in the Property (or portion thereof which is the subject matter of such offer) on the same terms and conditions contained in the Offer.  In the event Seller fails to give any notice to Buyer within such ten (10) day period, Seller shall be conclusively deemed to have waived its right to purchase the Property (or portion thereof  which is the subject matter of such Offer) with respect to the Offer to purchase described in such Offer. However, if Buyer does not sell the Property (or portion thereof which is the subject matter of such offer) to the person or entity named in such notice within one hundred eighty (180) days after the delivery of such notice to Seller, then no sale of all or any portion of the Property may  be made to such person or entity or to any other person or entity unless Buyer again complies with the provisions of this Paragraph 8. The provisions of this Paragraph  8  shall  be memorialized in a Right of First Refusal Agreement (herein so called) to be agreed  upon by Seller and Buyer prior to the expiration of the Feasibility Period (but incorporating the salient business terms set forth herein) and executed and delivered by Seller and Buyer at Closing and recorded in the Official Public Records of Real Property of Harris County, Texas. Notwithstanding anything to the contrary contained herein, the covenants and agreements set forth in this Paragraph 8 shall expressly survive Closing.

9.Buyer's Right of First Refusal. At Closing, Seller shall grant to Buyer a right of first refusal in accordance with the following provisions. If at any time Seller receives a bona  fide offer to purchase all or any portion of the property commonly known as 8847 and 8827 West  Sam Houston Parkway North and described in Schedule 1 to this Addendum  "Seller Property"  (as a standalone sale and not as part of the purchase of multiple properties in a portfolio,  or as part of a sale and lease back transaction to an affiliate of Seller), which offer Seller intends to accept (herein, the "Offer"), Seller shall not sell all or any portion of the Seller Property without first offering same to Buyer on the terms and conditions set forth in the Offer. Prior to accepting such Offer, Seller shall deliver to Buyer a written summary thereof, which summary shall set  forth the principal terms and conditions of the proposed sale and the name of the proposed buyer, together with a true and correct copy of the Offer, which offer must be a written contract of sale executed by a buyer who is ready, willing and able to perform. Buyer shall have ten (10) days after actual receipt by Buyer of such written notice within which to give Seller written notice that Buyer desires to exercise its right to purchase the Seller Property (or portion thereof which is the subject matter of such Offer) on the same terms and conditions as set forth in such Offer or to refuse such right. If Buyer  gives notice of its exercise of the right to purchase,  the parties  shall be deemed to have entered into a binding contract for the purchase and sale of such interest in the Seller Property (or portion thereof which is the subject matter of such offer) on the same terms and

ADDENDUM to Commercial Contract-Improved Property

conditions contained in the Offer. In the event Buyer fails to give any notice to Seller within such ten (10) day period, Buyer shall be conclusively deemed to have waived its  right  to purchase the Seller Property (or portion thereof which is the subject matter of such Offer) with respect to the Offer to purchase described in such Offer. However, if Seller does not sell the  Seller Property (or portion thereof which is the subject matter of such offer) to the person  or entity named in such notice within one hundred eighty (180) days after  the delivery  of such notice to Buyer, then no sale of all or any portion of the Seller Property may be made to such person or entity or to any other person or entity unless Buyer again complies with the provisions of this Paragraph 9. The provisions of this Paragraph 9 shall be memorialized in a Right of First Refusal Agreement (herein so called) to be agreed upon by Seller and Buyer prior to the expiration of the Feasibility Period (but incorporating the salient business terms set forth herein) and executed and delivered by Seller and Buyer at Closing and recorded in the Official Public Records of Real Property of Harris County, Texas. Notwithstanding anything to the contrary contained herein, the covenants and agreements set forth in this Paragraph 9 shall expressly survive Closing.

10.No Personal Liability. None of the officers, directors, employees, or agents of Seller or Buyer shall be personally or individually liable, in any manner whatsoever,  for any debt, act, omission, or obligation of Seller or Buyer, respectfully.

11.Waiver of Damages. EXCEPT AS EXPRESSLY PROVIDED IN THIS CONTRACT WITH RESPECT TO LIQUIDATED DAMAGES OR RECOVERY OF ATTORNEY'S FEES, IN NO EVENT SHALL EITHER PARTY EVER BE LIABLE TO THE OTHER PARTY UNDER THIS AGREEMENT FOR ANY PUNITIVE, EXEMPLARY, SPECULATIVE, CONSEQUENTIAL, OR OTHER SPECIAL DAMAGES.

12.Conflict. In the event of a conflict between the Contract and this Addendum, the provisions of this Addendum shall control.

13.Counterparts. This Addendum may be executed in multiple counterparts, each of which shall be declared an original.

14.Non-Renewal. As to the building located at 8807 W. Sam  Houston  Parkway  N., Houston, Texas 77040, Seller agrees, to the extent Seller has the right to approve a renewal or extension, to not renew or extend the existing leases beyond the current term.

15.Second Floor Lease. As to the building located at 8847 W. Sam Houston Parkway N., Houston, Texas 77040, Seller agrees to enter into a direct lease with Buyer for the entire second floor of such building prior to Closing and if need be, prior to Closing, negotiate terminations of any existing leases and subleases relating thereto. Seller's obligation to enter into the direct lease is conditioned upon Buyer simultaneously entering into a sublease with the current tenant, Twin Eagle, for a portion of the second floor space.

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ADDENDUM to Commercial Contract-Improved Property

THIS ADDENDUM TO COMMERCIAL CONTRACT –IMPROVED PROPERTY is executed by Seller and Buyer as of the Effective Date (as defined in the Contract).

SELLER:

NEWQUEST OFFICE PARK-PARTNERSHIP 49, L.P.,

a Texas limited partnership

By:	NewQuest Office Park-Partnership 49, LLC
a Texas limited liability company,
its general partner

By:	/s/ Steven D. Alvis
Name:	Steven D. Alvis
Title:	Manager

BUYER:

ALLEGIANCE BANK

By:	/s/ Ray Vitulli
Name:	Ray Vitulli
Title:	President and COO

ACKNOWLEDGED AND AGREED TO:

TEXAS STATE TITLE

By:	/s/ Cody Sobieski
Name:	Cody Sobieski
Title:	President

ADDENDUM to Commercial Contract-Improved Property

SCHEDULE 1

SELLER PROPERTY

8827 W. Sam Houston Pkwy N.

A FIELD NOTE DESCRIPTION of 3.1860 acres (138,783 square feet) of land in the J. D. Egbert Survey, Abstract No. 246, Harris County, Texas; said 3.1860 acre tract being out of a 6.9874 acre tract of land conveyed to A-K-S-L 49 Beltway 8, L.P., as recorded under Harris County Clerk's File No. V407887 and being out of Restricted Reserve “A”, Block 1, New Quest, according to the map or plat recorded in Film Code No. 529124 of the Harris County Map Records; said tract being more particularly described by metes and bounds as follows with the bearings being based on the south line of Westbridge Plaza, Section Two, according to the map or plat recorded in Film Code No. 418056 of the Harris County Map Records, the bearing being South 80° 35' 39" East:

COMMENCING FOR REFERENCE at a 5/8-inch iron rod with cap found in the west right-of-way line of Sam Houston Tollway (Beltway 8, Width Varies), as recorded under Harris County Clerk's File No. L766661 for the southeast corner of said Westbridge Plaza, Section Two and for the northeast corner of said New Quest;

THENCE; In a southerly direction with the west right-of-way line of said Sam Houston Tollway and with a curve to the right having a radius of 2,264.83 feet, a central angle of 06° 09' 25", a length of 243.38 feet and a chord bearing South 25° 47' 16" East - 243.26 feet to a 5/8-inch iron rod with cap stamped "T.E.A.M." set for a northeast corner and POINT OF BEGINNING of this tract;

THENCE; In a southerly direction with the west right-of-way line of said Sam Houston Tollway and with a curve to the right having a radius of 2,264.83 feet, a central angle of 10° 52' 42", a length of 430.01 feet and a chord bearing South 17° 16' 12" East - 429.37 feet to a cut "x" set for the southeast corner of this tract;

THENCE; South 83° 50' 17" West - 126.57 feet with the north line of a 1.8531 acre tract conveyed to A-KS-L 49, Beltway 8, L.P., as recorded in Harris County Clerk's File No. V408951 to a cut "x" set for a southwest corner of this tract;

THENCE; North 06° 09' 43" West - 31.20 feet to a 5/8-inch iron rod with cap stamped "T.E.A.M." set for an interior corner of this tract;

THENCE; South 84° 39' 16" West - 159.44 feet to a 5/8-inch iron rod with cap stamped "T.E.A.M." set for an interior corner of this tract;

THENCE; South 06° 09' 43" East - 33.47 feet to a cut “x” set for a southeast corner of this tract;

THENCE; South 83° 50' 17'' West - 115.68 feet with the north line of said 1.8531 acre tract to a 5/8-inch iron rod found for a southwest corner of this tract;

THENCE; North 12° 36' 04" West - 142.89 feet with the east line of Block 2, Westbridge, Section Two, according to the map or plat recorded in Film Code No. 381035 of the Harris County Map Records to a 5/8-inch iron rod with cap stamped ''T.E.A.M." set for an angle point of this tract;

THENCE; North 20° 18' 59" West - 123.80 feet with the east line of said Block 2, Westbridge, Section Two to a 5/8-inch iron rod found for an angle point of this tract;

THENCE; North 26° 28' 21" West - 45.71 feet with the east line of said Block 2, Westbridge, Section Two to a 5/8-inch iron rod with cap stamped "T.E.A.M." set for a northwest corner of this tract;

THENCE; North 62° 06' 02" East - 106.35 feet to a 5/8-inch iron rod with cap stamped "T.E.A.M." set for a northeast corner of this tract;

THENCE; South 27° 53' 58" East - 33.00 feet to a 5/8-inch iron rod with cap stamped "T.E.A.M." set for an interior corner of this tract;

THENCE; North 62° 06' 02" East - 290.78 feet to the POINT OF BEGINNING and containing 3.1860 acres (138,783 square feet) of land.

ADDENDUM to Commercial Contract-Improved Property

8847 W. Sam Houston Pkwy N.

A FIELD NOTE DESCRIPTION of 3.0782 acres (134,085 square feet) of land in the J. D. Egbert Survey, Abstract No. 246, Harris County, Texas; said 3.0782 acre tract being out of a 6.9874 acre tract of land conveyed to A-K-S-L 49 Beltway 8, L.P., as recorded under Harris County Clerk's File No. V407887 and being out of Restricted Reserve "A", Block 1, New Quest, according to the map or plat recorded in Film Code No. 529124 of the Harris County Map Records; said tract being more particularly described by metes and bounds as follows with the bearings being based on the south line of Westbridge Plaza, Section Two, according to the map or plat recorded in Film Code No. 418056 of the Harris County Map Records, the bearing being South 80° 35' 39" East:

BEGINNING at a 5/8-inch iron rod with cap found in the west right-of-way line of Sam Houston Tollway (Beltway 8, Width Varies), as recorded under Harris County Clerk's File No. L766661 for the southeast corner of said Westbridge Plaza, Section Two, for the northeast corner of said New Quest and for the northeast corner of this tract;

THENCE; In a southerly direction with the west right-of-way line of said Sam Houston Tollway and with a curve to the right having a radius of 2,264.83 feet, a central angle of 06° 09' 25", a length of 243.38 feet and a chord bearing South 25° 47' 16" East - 243.26 feet to a 5/8-inch iron rod with cap stamped "T.E.A.M." set for a southeast corner of this tract;

THENCE; South 62° 06' 02" West - 290.78 feet to a 5/8-inch iron rod with cap stamped "T.E.A.M." set for a southwest corner of this tract;

THENCE; North 27° 53' 58" West - 33.00 feet to a 5/8-inch iron rod with cap stamped "T.E.A.M." set for an interior corner of this tract;

THENCE; South 62° 06' 02" West - 106.35 feet to a 5/8-inch iron rod with cap stamped "T.E.A.M." set for a southwest corner of this tract;

THENCE; North 26° 28' 21" West - 43.34 feet with the east line of Block 2, Westbridge, Section Two, according to the map or plat recorded in Film Code No. 381035 of the Harris County Map Records to a 5/8-inch iron rod with cap found for an angle point of this tract;

THENCE; North 28° 32' 48" West - 286.86 feet with the east line of said Block 2, Westbridge, Section Two to a 5/8-inch iron rod with cap stamped "T.E.A.M." set for the west corner of this tract;

THENCE; North 62° 06' 02" East - 250.66 feet to a 5/8-inch iron rod with cap stamped "T.E.A.M." set for an angle point of this tract;

THENCE; South 80° 35' 39" East- 198.13 feet with the south line of said Westbridge Plaza, Section Two and with the north line of said New Quest to the POINT OF BEGINNING and containing 3.0782 acres (134,085 square feet) of land.

ADDENDUM to Commercial Contract-Improved Property